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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-3434) of BioReliance Corporation of our report dated February 23, 1998 appearing on page F-2 of this Annual Report on Form 10-K.

PRICE WATERHOUSE LLP

Washington, D.C.
March 25, 1998